As filed with the Securities and Exchange Commission on February 18, 2003

File No. 333-67904

File No. 811-05343

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and/or

For Registration Under the Investment Company Act of 1940	☒
Amendment No. 90	☒

(check appropriate box or boxes)

GE Life & Annuity Separate Account 4

(Exact Name of Registrant)

GE Life and Annuity Assurance Company

(Exact Name of Depositor)

6610 W. Broad Street  Richmond, Virginia 23230

(Address of Depositor’s Principal Executive Office, zip code)

(804) 281-6000

(Depositor’s Telephone Number, including area code)

Heather Harker, Esq.

Vice President, Associate General Counsel and Assistant Secretary

GE Life and Annuity Assurance Company

6610 W. Broad Street

Richmond, Virginia 23230

(Name and address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:    Individual Flexible Premium Variable Deferred Annuity Contracts

GE Life & Annuity Separate Account 4

Prospectus For Scheduled Purchase Payment

Variable Deferred Annuity Contract

Issued by:

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

Telephone: 1-(800)-352-9910

This prospectus gives details about the contract that you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes a scheduled purchase payment variable deferred annuity contract (the “contract”) for individuals or groups and certain qualified and non-qualified retirement plans. GE Life and Annuity Assurance Company (the “Company,” “we,” “us,” or “our”) issues the contract.

The contract offers you the payment of periodic annuity benefits and the accumulation of contract value. If you satisfy certain conditions, you will receive lifetime annuity payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date (“due date”) each month. If we receive your payment on the due date, we will allocate your payment to a subaccount that invests in shares of the Total Return Fund of GE Investments Funds, Inc. If we receive your payment before its due date, we will allocate it to our guarantee account, which is part of our general account, until the due date. On the due date, we will transfer that payment to the subaccount. If we receive your payment more than 30 days after its due date, we will require you to pay interest on that payment (in addition to a monthly billing fee) and make the payment within one year of its due date to retain your eligibility to receive guaranteed minimum payments.

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our guarantee account until we receive your instructions.

Before your annuity payments begin, you may surrender or take withdrawals from your contract. Amounts you surrender or withdraw are subject to a surrender or access charge we assess; amounts you surrender or withdraw from the non-unitized separate account may also be subject to a market value adjustment. You must repay any amount you receive from the subaccount, plus interest, within one year of the withdrawal to retain your eligibility to receive guaranteed minimum payments.

The value of your contract before your annuity payments begin, and the amount of your annuity payments (if you lose your right to receive guaranteed minimum payments), will depend upon the investment performance of the Total Return Fund of GE Investments Funds, Inc. You bear the risk of investment loss.

You should not purchase this contract unless you believe you can make all required payments and you intend to take your annuity benefits in the form of monthly income payments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Your investment in the contract:

•	is Not a deposit of a bank
•	is Not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency
•	is Not available in every state
•	is Not guaranteed by us unless you make all monthly Scheduled Installments in accordance with the contract and you elect to receive Monthly Income Payments on the date you scheduled your annuity payments to begin.

A Statement of Additional Information, dated May 1, 2003, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.

For general information or to obtain free copies of the:

•	Statement of Additional Information;

•	annual report for the Variable Account;

•	prospectus, annual report or semi-annual report for the Total Return Fund of GE Investments Funds, Inc.; or

•	any required forms,

call us at 1-800-352-9910; or

write us at:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by  reference can be found on the SEC’s website at:

www.sec.gov

The date of this prospectus is May 1, 2003.

Definitions

Fee Tables

Annual Expenses — Total Return Fund of GE Investments Funds, Inc.

Synopsis

Condensed Financial Information

Investment Results

Financial Statements

The Company

The Variable Account

The Guarantee Account and the Immediate Installment Account

The Contract

Surrenders and Partial Withdrawals

Charges and Other Deductions

The Death Benefit

Benefits at Annuity Commencement Date

Guaranteed Minimum Income Payments

Optional Payment Plans

Federal Tax Matters

Requesting Payments

Sales of the Contract

Additional Information

Appendix

Definitions

The following defined terms are used throughout this prospectus:

Accumulation Period — The period from the date your contract is issued until the date annuity payments begin.

Accumulation Unit — An accounting unit of measure we use to calculate the value of the subaccount until the date annuity payments begin.

Adjustment Account — An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

Annual Variable Annuity Benefit — The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

Annuitant/Joint Annuitant — The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person. Two natural persons who are Joint Owners must also be Joint Annuitants.

Annuity Commencement Date — The date annuity payments are scheduled to begin. This date is indicated on your contract’s data pages. You cannot change the Annuity Commencement Date after the contract is issued.

Annuity Unit — An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

Annuity Year — The twelve-month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

Calculated Level Monthly Benefit — One-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period.

Code — The Internal Revenue Code of 1986, as amended.

Contract Date — The date we issue your contract. Your Contract Date is shown on your contract’s data pages.

Contract Value — The sum of your contract’s Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

Contract Year — A one year period of time beginning on the date your contract is issued or a Contract anniversary.

Cross Funded Annuity —  A variable deferred annuity issued by GE Life and Annuity Assurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Cross Funded Annuity are withdrawn and immediately allocated to this annuity.

Death Benefit — The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

Designated Beneficiary(ies) — The person(s) designated by the Owner to receive the Death Benefit.

Flexible Purchase Payment — A Purchase Payment that is not a Scheduled Purchase Payment.

General Account — Assets of the Company that are not segregated in any of our separate accounts.

Guarantee Account — An account established in our General Account to hold certain amounts under the contracts as described in this prospectus.

Guarantee Account Value — Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account plus interest credited on those payments, minus transfers and/or withdrawals made from the Guarantee Account (including premium tax and surrender charges).

Guaranteed Minimum Income Payment — The minimum amount of each monthly annuity payment paid to you upon annuitization of the contract, provided all Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract. The amount of each Guaranteed Minimum Income Payment is shown on your contract’s data pages.

Home Office — Our offices located at 6610 West Broad Street, Richmond, Virginia 23230.

Immediate Installments — A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

Immediate Installment Account — GE Life & Annuity Separate Account 6, a separate account of the Company to which your Flexible Purchase Payments are allocated.

Immediate Installment Account Value — The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

Income Payment — One of a series of payments made under either the monthly income benefit or one of the Optional Payment Plans.

Market Value Adjustment — A positive or negative adjustment included in the Contract Value when any amounts are surrendered or withdrawn (including Death Benefit payments) from the Immediate Installment Account.

Monthly Due Date — The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a Month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be invested in the Subaccount on the next Valuation Day.

Monthly Income Payment — The Income Payments we make to the payee after the Annuity Commencement Date. The amount of a Monthly Income Payment remains constant throughout an Annuity Year, but may increase or decrease from Annuity Year to Annuity Year. However, the amount of the Monthly Income Payment is guaranteed to never be below the Guaranteed Miminum Income Payment, provided all contractual requirements are satisified.

Non-Qualified Contract — A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

Owner — The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract’s data pages. “You” or “your” refers to the Owner or Joint Owners.

Purchase Payment — Any payment applied to the contract.

Qualified Contract — A contract which qualifies for favorable tax treatment under the Code.

Scheduled Installment — The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

Scheduled Purchase Payment — The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract’s data pages.

Subaccount — A subdivision of the Variable Account that invests exclusively in shares of the Total Return Fund of GE Investments Funds, Inc.

Subaccount Value — The Subaccount Value is equal to:

•	the sum of all Scheduled Installments made to the Subaccount; plus

•	amounts adjusted for the reinvestment of dividends; plus or minus

•	net capital gains or losses (realized or unrealized); minus

•	any contract charges (including premium tax and surrender charges); plus or minus

•	withdrawals repaid to or taken from the Subaccount.

Surrender Value — The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, plus or minus a Market Value Adjustment (assessed against assets in the Immediate Installment Account).

Valuation Day — Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund of GE Investments Funds, Inc. does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — GE Life & Annuity Separate Account 4, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

Fee Tables

The following tables describe the various fees and expenses that you will pay either directly or indirectly if you purchase this contract.

EXPENSE TABLE

The expense table reflects charges assessed against amounts you allocate to the Variable Account, as well as charges assessed against amounts you allocate to the Immediate Installment Account and the Guarantee Account. For more information about the various fees and expenses involved, see the “Charges and Other Deductions” provision in this prospectus.

Transaction Fees

Type of Charge	When We Deduct the Charge	Minimum and Maximum Amount We May Charge

Surrender Charge	At the time you withdraw any Scheduled Installments not previously withdrawn.	1% - 9% of the lesser of Scheduled Installments made to date not previously withdrawn and the amount withdrawn
		Contract Year in which surrender or partial withdrawal is made	Surrender Charge (as a percentage of the lesser of Scheduled Installments made to date not previously withdrawn and the amount withdrawn[1]

		1	9%
		2	8%
		3	7%
		4	6%
		5	5%
		6	4%
		7	3%
		8	2%
		9 and after	1%

Access Charge[2]	At the time you take any withdrawal from the Immediate Installment Account	1% - 6% of the amount withdrawn from the Immediate Installment Account
		Number of years remaining on each Flexible Purchase Payment until the date established for the installment transfers to end	Access Charge (as a percentage of the Immediate Installment Account value withdrawn)

		6 and more	6%
		5 but less than 6	5%
		4 but less than 5	4%
		3 but less than 4	3%
		2 but less than 3	2%
		1 but less than 2	1%
		0 but less than 1	1%

[1]	Withdrawals repaid with 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Plan 2 (with a certain period of 10 or more years) or Plan 5.
[2]	All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an Access Charge. An Access Charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Plan 2 (with a certain period of 10 or more years) or Plan 5.

Type of Charge	When We Deduct the Charge	Minimum and Maximum Amount We May Charge

Annual Interest Rate Charged on Scheduled Installments	Whenever your Scheduled Installment is not received or is received late	6%

Annual Interest Rate Charged on Withdrawal Repayments	Whenever your withdrawal repayment is not received or is received late	6%

Premium Taxes	At the time the tax is incurred or when we pay proceeds under the contract	0.00% to 3.5% The amount charged depends upon the law of your state of residence.

Monthly Billing Fee	Whenever bills are sent to you for payment of the monthly Scheduled Installment	$10.00

Periodic Contract Charges Assessed to All Contracts (these charges do not include charges assessed by the Total Return Fund of GE Investments Funds, Inc.)

Type of Charge	When We Deduct the Charge	Maximum Amount We May Charge

Mortality and Expense Risk Charge	We take the charge daily, equal to an annual rate as a percentage of your daily net assets in the Variable Account	1.35%

Administrative Expense Charge	We take the charge daily, equal to an annual rate as a percentage of your daily net assets in the Variable Account	0.15%

Periodic Contract Charges Assessed for Optional Benefits1 (these charges do not include charges assessed by the Total Return Fund of GE Investments Funds, Inc.)

Type of Charge	When We Deduct the Charge	Minimum and Maximum Amount We May Charge

Disability Rider Option[2]	Payment is due with the Scheduled Purchase Payment	Minimum Amount	$0.76 per $100 of waived Scheduled Purchase Payment

		Maximum Amount	$8.11 per $100 of waived Scheduled Purchase Payment

Joint Annuitant Life Benefit Rider Option[2]	Payment is due with the Scheduled Purchase Payment	Minimum Amount	$0.98 per $100 of waived Scheduled Purchase Payment

		Maximum Amount	$8.57 per $100 of waived Scheduled Purchase Payment

Unemployment Benefit Rider Option	Payment is due with the Scheduled Purchase Payment		$3.00 per month

[1]	The Optional Benefits are not available to contracts purchased through the Cross Funded Annuity program (see the “Annuity Cross Funding Program” provision).
[2]	The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

Annual Expenses — Total Return Fund of  GE Investments Funds, Inc.

TOTAL ANNUAL OPERATING EXPENSES OF TOTAL RETURN FUND OF GE INVESTMENTS FUNDS, INC.

The next item shows the minimum and maximum total operating expenses charged by the Total Return Fund of GE Investments Funds, Inc. that you may pay periodically during the time you own the contract. More detail concerning the fees and expenses of the Total Return Fund of GE Investments Funds, Inc. is contained in its prospectus.

Total Annual Operating Expenses[1]	Minimum	Maximum
(expenses that are deducted from the asset of the Total Return Fund of GE Investments Funds, Inc. including management fees, distribution and/or service (12b-1) fees, and other expenses)%		%

[1]	These expenses are deducted by the Total Return Fund of GE Investments Funds, Inc. before it provides us with the daily net asset value. We then deduct Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees, distribution and/or other fees, if applicable as well as other expenses are more fully described in the prospectus for the Total Return Fund. Information relating to the Total Return Fund was provided by the Total Return Fund and not independently verified by us.

[Information regarding fee waivers and expense reimbursements, if any, to be provided by Amendment.]

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs included owner transaction expenses, contract and optional rider charges, and fees and expenses for the Total Return Fund of GE Investments Funds, Inc.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

•	Invested $10,000 in the contract for time period indicated;

•	Earned a 5% annual return on your investment; and

•	Surrendered your contract at the end of the stated time period; and

•	Elected all available rider options.

The first line of the Examples assume that the maximum fees and expenses of the Total Return Fund of GE Investments Funds, Inc. are charged. The second line of the Examples assume that the minimum fees and expenses of the Total Return Fund of GE Investments Funds, Inc. are charged. Your actual expenses may be higher or lower than those shown below.

The Examples do not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.

	1 Year	3 Years	5 Years	10 Years

Costs Based On Maximum Annual Portfolio Expenses	$	$	$	$
Costs Based On Minimum Annual Portfolio Expenses	$	$	$	$

Example 2 uses the same assumptions as Example 1 above, except that it assumes that you annuitize or do not surrender your contract at the end of the applicable time period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Costs Based On Maximum Annual Portfolio Expenses	$	$	$	$
Costs Based On Minimum Annual Portfolio Expenses	$	$	$	$

[Examples to be provided by Amendment.]

Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume any expense waivers or fee reimbursements for the Total Return Fund of GE Investments Fund, Inc. for the periods presented. The above Examples assume total Separate Account annual expenses of 1.50%, $196,80 for all the available rider options, and a $10.00 billing fee. Deductions for premium taxes are not reflected, but may apply. If any or all of the riders were not elected, the expense figures shown above would be slightly higher.

Synopsis

How does this contract work?    The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

(1)	Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount.

(2)	Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment’s Monthly Due Date, will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount.

(3)	Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 30 days.

(4)	Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment will be allocated to the Guarantee Account.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments (sometimes known as annuity payments). In turn, the Income Payments will be made to you each month. Each Monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments.

Investments in the Subaccount vary with the investment performance of the Total Return Fund of the GE Investments Funds, Inc. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, plus any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

What are the Guaranteed Minimum Income Payments?    The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any withdrawal received from the Subaccount with interest within one year of the withdrawal (but not later than the Annuity Commencement Date), then we guarantee that no matter how the Subaccount performs, each Monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by:

(1)	paying any missed Scheduled Installment(s) and any missed monthly billing fee(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date); and

(2)	making no more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due).

You can only maintain your right to Guaranteed Minimum Income Payments by meeting the conditions listed above. If you fail to meet these conditions, you will lose your right to Guaranteed Minimum Income Payments.

What happens if the Right to Guaranteed Minimum Income Payments is lost?    If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above, you:

(1)	remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

(2)	will NOT have guaranteed minimum annuity payments when you annuitize the contract.

What are Scheduled Installments?    When we issue the contract, we will establish a schedule of monthly payments to the Subaccount (called Scheduled Installments) during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. In addition, once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

•	the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years and cannot be changed after we issue your contract;

•	the minimum number of years (between 10 and 50, in five year increments) for which you would like income payments to be made; and

•	one of the following items of information:

—	the amount of the Guaranteed Minimum Income Payment you want; or

—	how much you want to pay per month and/or in a lump sum.

We use this information to establish your Scheduled Installments.

How do I pay the Scheduled Installments?    You may pay Scheduled Installments by making:

•	Scheduled Purchase Payments;

•	Flexible Purchase Payments;

•	a transfer from another annuity under an approved annuity cross funding program; or

•	a combination thereof.

See the “Purchase Payments” and the “Annuity Cross Funding Program” provisions in this prospectus.

By paying the Scheduled Purchase Payments on time, you ensure that the Scheduled Installments are met and your right to Guaranteed Minimum Income Payments is not lost.

You should not purchase the contract described in this prospectus if you believe that you CANNOT afford to make all of the Scheduled Installments.

May I pay my Scheduled Purchase Payments automatically?    You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. If you do not use electronic fund transfers for your Scheduled Purchase Payments, we will charge you a $10 per month billing charge. See “The Contract” provision in this prospectus.

How do Flexible Purchase Payments work?    Although we designed the contract as a scheduled purchase payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account’s assets. We transfer certain amounts (called Immediate Installments) from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment minus the amount of your Scheduled Purchase Payment. Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

•	the amount of your Flexible Purchase Payment;

•	the rate of interest that we credit to the Flexible Purchase Payment; and

•	the number of installments you choose.

Transfer instructions must include direction as to:

(1)	whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

(2)	whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 30 days of our receipt.

Is the contract available to Qualified Plans?    We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Contracts”). This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as “Non-Qualified Contracts.”

What Surrender and Access Charges are associated with the contract?    If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge. (“Partial withdrawals” may be referred to as “distributions” in the marketing materials for this product.)

➢	For amounts withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

(1)	Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

(2)	the amount withdrawn.

➢	For amounts withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive surrender and/or access charges if you apply your Contract Value upon surrender to certain Optional Payment Plans. See the “Charges and Other Deductions” provision in this prospectus.

Are there any other charges?    We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

A $10 monthly billing fee will be assessed with all direct billed Scheduled Purchase Payments.

We will deduct any state assessed premium taxes either:

•	at the time your contract incurs such taxes;

•	at surrender or distribution of the contract; or

•	at any other time we choose.

Premium taxes may be taken from Purchase Payments or from proceeds at surrender, withdrawal, Annuity Commencement, or death, as applicable. See the “Charges and Other Deductions” provision in this prospectus.

The Total Return Fund of GE Investments Funds, Inc. also has certain expenses. These include management fees and other expenses associated with its daily operations. See the provision entitled “Annual Expenses — Total Return Fund of GE Investments Funds, Inc.” in this prospectus. In addition, these expenses are more fully described in the prospectus for the Total Return Fund of GE Investments Funds, Inc.

There are various charges assessed for rider options. The range of charges for each Rider Option is listed in the “Expense Table” of this prospectus. For additional information, see the “Optional Riders” provision in the section entitled “The Contract” in this prospectus.

For a complete discussion of all charges associated with the contract, see the “Charges and Other Deductions” provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the “Sales of the Contract” provision in this prospectus.

How do you calculate my Monthly Income Payments?    We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

•	your Contract Value;

•	whether you are receiving or have received Guaranteed Minimum Income Payments;

•	the age and gender of the Annuitant(s); and

•	the specific payment plan you choose.

See the “Benefits at Annuity Commencement Date” provision in this prospectus.

What happens if an Owner dies before the Annuity Commencement Date?    If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by Federal tax law also will apply. We may pay a Death Benefit to the Designated Beneficiary. See “The Death Benefit” provision in this prospectus.

May I surrender the contract or take a partial withdrawal?    You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise. In addition, you may be subject to income tax, and a 10% penalty tax if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal. A surrender or a partial withdrawal may also be subject to income tax withholding. See the “Federal Tax Matters” provision in this prospectus.

Unless you repay the amount of each withdrawal from the Subaccount, (including any missed monthly billing fees, and any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, you will lose your right to receive your Guaranteed Minimum Income Payments. Interest will be assessed from the date of the withdrawal to the date we receive full repayment.

If you repay the amount of each withdrawal received from the Subaccount within 12 months of the withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same date your repayment of the withdrawal is received. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

For example:

Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to make a partial withdrawal of $10,000 on May 1, 2004.

You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 plus interest at a rate of 6% before May 1, 2005 (in addition to paying your regularly Scheduled Installments).

On August 1, 2004 you repay $5,000 plus interest of the $9,100 received in May. We will then allocate to the Subaccount your $5,000 plus $494.51 ($900 x $5,000/$9100). Then on December 1, 2004 you repay the remaining $4,100 plus interest of the $9,100 received in May. We will then allocate to the Subaccount your $4,100 plus $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be used to make Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See “The Death Benefit” provision in this prospectus.

For more information on surrenders and partial withdrawals, see the “Surrenders and Partial Withdrawals” provision in this prospectus.

Do I have a refund or return privilege?    Yes. You have the right to return the contract to us at our Home Office within a certain number of days (usually 15 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive your contract with your written request to cancel. Upon receipt of such information, we will send you a refund equal to your Contract Value plus any deductions we have made from your Purchase Payments before their allocation to the Variable Account or Immediate Installment Account. Alternatively, if required by the law of your state, we will refund your Purchase Payments (less any withdrawals previously taken). See the “Additional Information — Return Privilege” provision in this prospectus.

Are there optional benefits available under the contract?    Optional benefits are available by purchasing one or more of the following riders with the contract. (Not all of the rider options listed below may be available in all states. In addition, the riders are not available to contracts issued through the Cross Funded Annuity program. The riders are:

•	Disability Benefit

•	Joint Annuitant Life Benefit

•	Unemployment Benefit

See “The Contract” and the “Annuity Cross Funding Program” provisions in this prospectus for additional information.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund of GE Investments Funds, Inc. and the assessment of Variable Account charges. The Accumulation Unit value information for Accumulation Units outstanding for the period ended December 31, 2002 are as follows:

[Accumulation Unit Value information to be provided by Amendment.]

Investment Results

At times, the Variable Account may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund of GE Investments Funds, Inc., its charges and expenses, the contract’s mortality and expense risk charge and administrative expense charge. Standardized total returns also reflect surrender charges, a maximum one month charge for the optional riders and a $10 billing fee. Non-standardized returns do not reflect charges for the optional riders or the $10 billing fee. Premium taxes are not reflected in any of the calculations, but may apply. See the “Appendix” in this prospectus and the Statement of Additional Information for further information.

Financial Statements

The consolidated financial statements for the Company are set forth herein. [To be provided by Amendment]. The financial statements of the Variable Account are located in the Statement of Additional Information. [To be provided by Amendment]. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write the Company at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the Policy.

Capital Brokerage Corporation serves as principal underwriter for the Contracts and is a broker/dealer registered with the U.S. Securities and Exchange Commission. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

For more information about us, see the provision entitled “GE Life and Annuity Assurance Company” in this prospectus.

The Variable Account

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available under the contract. The Subaccount invests exclusively in shares of the Total Return Fund of GE Investments Funds, Inc.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account shall, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

THE SUBACOUNT AND THE TOTAL RETURN FUND OF GE INVESTMENTS FUNDS, INC.

There is a Subaccount of the Variable Account which corresponds to the Total Return Fund of GE Investments Funds, Inc. offered in the contract. The Total Return Fund of GE Investments Funds, Inc. is registered with the SEC as an open-end management investment company under the 1940 Act.

Before investing in the contract, carefully read the prospectus for the Total Return Fund of GE Investments Funds, Inc., along with this prospectus. We summarize the investment objective of the Total Return Fund of GE Investments, Inc. below. There is no assurance that the Total Return Fund of GE Investments Funds, Inc. will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund of GE Investments Funds, Inc.

The investment objective and adviser to the Total Return Fund of GE Investments Funds, Inc. is as follows:

Investment Objective	Adviser

Seeks to provide the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

GE Asset Management Incorporated

We will purchase shares of the Total Return Fund of GE Investments Funds, Inc. at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund of GE Investments Funds, Inc. at net asset value to pay Death Benefits, surrender proceeds, and withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund of GE Investments Funds, Inc. in shares of the Total Return Fund of GE Investments Funds, Inc. at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund of GE Investments Funds, Inc. to Owners as additional units, but instead reflect them in unit values.

Shares of the Total Return Fund of GE Investments Funds, Inc. are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When the Total Return Fund of GE Investments Funds, Inc. sells its shares both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When the Total Return Fund of GE Investments Funds, Inc. sells its shares to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

The Total Return Fund of GE Investments Funds, Inc. may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in the Total Return Fund of GE Investments Funds, Inc. could conflict. The Board of Directors of the Total Return Fund of GE Investments Funds, Inc. will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the Total Return Fund of GE Investments Funds, Inc. for additional information.

VOTING RIGHTS

As required by law, we will vote shares of the Total Return Fund of GE Investments Funds, Inc. held by the Subaccount attributable to Owners at special shareholder meetings based on instructions from you. The voting will be done according to your instructions if you have Subaccount value or are receiving variable Income Payments. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Before the Annuity Commencement Date, we will determine the number of votes which an Owner has the right to cast by dividing the value in the Subaccount by the net asset value of the Total Return Fund of GE Investments Funds, Inc. In determining the number of votes, we will recognize fractional shares. On or after the Annuity Commencement Date, an Owner’s voting interest, if any, is determined by dividing the dollar value of the liability for future variable Income Payments to be paid from the Subaccount by the net asset value of the Total Return Fund of GE Investments Funds, Inc. We will designate a date for this determination not more than 90 days before the shareholder meeting.

We will vote shares of the Total Return Fund of GE Investments Funds, Inc. for which no timely instructions are received in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever the Total Return Fund of GE Investments Funds, Inc. calls a shareholders meeting, Owners with voting interests in the Total Return Fund of GE Investments Funds, Inc. will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund of GE Investments Funds, Inc. will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

Since the Total Return Fund of GE Investments Funds, Inc. may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund of GE Investments Funds, Inc.

CHANGES TO THE VARIABLE ACCOUNT AND THE SUBACCOUNT

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund of GE Investments Funds, Inc. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund of GE Investments Funds, Inc. should no longer be available, or if investment in the Total Return Fund of GE Investments Funds, Inc. should become inappropriate, in the judgment of our management, for the purposes of the contract. The new portfolio may have higher fees and charges than the Total Return Fund of GE Investments Funds, Inc., and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with other separate accounts of the Company. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Guarantee Account and  The Immediate Installment Account

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to our separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

(i)	lower the amount of the Scheduled Purchase Payment you must make each month; or

(ii)	completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See “The Contract” provision in this prospectus.

We credit amounts in the Guarantee Account with interest daily at an effective annual interest rate of 3%. Amounts in the Guarantee Account do not reflect the investment performance of our General Account, or any portion thereof.

THE IMMEDIATE INSTALLMENT ACCOUNT

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate will be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including:

•	securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government;

•	debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investor Services, Inc., Standard & Poor’s Corporation, or any other nationally recognized rating service;

•	mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage

Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above;

•	other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends and competitive factors. Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates, however once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation.

A Market Value Adjustment can increase or decrease the amounts surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. (See the “Charges and Other Deductions” provision in this prospectus.) We do not guarantee the Immediate Installment Account Value.

The Contract

The contract is an individual or group scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects exactly what applies to you.

PURCHASING A CONTRACT

You may purchase a contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the “Sales of the Contract” provision in this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial Purchase Payment, which can be either a Scheduled Purchase Payment, a Flexible Purchase Payment or both, no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five business days. If the application cannot be completed within those five days, we will inform you of the reasons, and will return your initial Purchase Payment immediately (unless you specifically authorize us to keep the Purchase Payment until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two business days. Scheduled Purchase Payments will be applied to the Subaccount. Flexible Purchase Payments received with the application will be applied to the Immediate Installment Account or Guarantee Account (see the “Purchase Payment” provision in this prospectus). The date we apply the initial Purchase Payment becomes the Contract Date. We will apply any additional Purchase Payments received after the Contract Date on the Valuation Day on which they are received.

To apply for a contract, the person(s) designated as the Annuitant(s) must be younger than age 71.

We may sell the contract as Non-Qualified as well as for use with certain qualified retirement plans. If you are purchasing the contract for use with such a plan, you must be eligible to participate in the plan. Please be aware that if you are purchasing the contract for use with a qualified retirement plan, the contract includes features such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. Please consult a tax adviser to determine whether this contract is an appropriate investment for you.

Purchasing the Contract through a Tax-Free “Section 1035” Exchange.    Section 1035 of the Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can use the proceeds from another annuity contract to make Scheduled or Flexible Purchase Payments. Before making an exchange to acquire this contract, you should carefully compare this product to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract, and this contract has its own surrender charges which would apply to you. The other fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except for ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)’s life, you can change any non-natural Owner to another non-natural Owner.

Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants as well. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a second (Joint) Annuitant cannot be added nor can a Joint Annuitant be removed.

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. An assignment must occur before the Annuity Commencement Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded.

Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

GUARANTEED MINIMUM INCOME PAYMENTS

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any withdrawal received from the Subaccount with interest within one year of the withdrawal (but not later than the Annuity Commencement Date), then we guarantee that no matter how the Subaccount performs, each Monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments:

(1)	if you pay any missed Scheduled Installment(s) and any missed monthly billing fee(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date); and

(2)	make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

You can only maintain your right to Guaranteed Minimum Income Payments by meeting the conditions listed above. If you fail to meet these conditions, you will lose your right to Guaranteed Minimum Income Payments.

PURCHASE PAYMENTS

General.    Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received.

Purchase Payments received will be allocated as follows:

(1)	Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

(2)	Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment’s Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

(3)	Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 30 days;

(4)	Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

(1)	whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

(2)	whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. The Scheduled Installment can be made by:

(1)	Scheduled Purchase Payment;

(2)	Immediate Installment from the Immediate Installment Account;

(3)	transfer from the Guarantee Account;

(4)	a transfer from another annuity under an approved annuity cross funding program; or

(5)	a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without prior Home Office approval.

Establishing the Schedule of Installments.    We determine your right to receive the Guaranteed Minimum Income Payment in part by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the Monthly Scheduled Installments cannot be changed. The amount and number of Monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

Guaranteed Minimum Income Payments and Amount of Scheduled Installments.    The Guaranteed Minimum Income Payment is the minimum Monthly Income Payment we promise to pay beginning on the Annuity Commencement Date and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that a single Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change, however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date.

When you apply for a contract, your application must provide us with:

•	the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

•	the Accumulation Period (the Accumulation Period must be at least 10 years and cannot be changed after we issue your contract);

•	the certain period you want; or

•	one of the following items of information:

—	the amount of the Guaranteed Minimum Income Payment you want; or

—	how much you want to pay in Scheduled Purchase Payments and/or Flexible Purchase Payments.

With either item of information, we can determine the other item.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

•	expected mortality;

•	persistency;

•	length of Accumulation Period;

•	length of certain period;

•	expected investment performance; and

•	length of maintenance, acquisition and distribution expenses.

These factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets that are homogeneous with respect to one or more of the factors.

See the “Guaranteed Minimum Income Payments” provision in this prospectus.

Making Scheduled Installments.    You must make Scheduled Installments on the Monthly Due Date. The minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

(1)	by a transfer of money from the Guarantee Account;

(2)	by a transfer of money from the Immediate Installment Account;

(3)	by making Scheduled Purchase Payments when due;

(4)	by a transfer from another annuity under an approved cross funding program; or

(5)	by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We deposit a Scheduled Purchase Payment received before its Monthly Due Date in the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the

Guarantee Account Value is insufficient for this purpose, then that Scheduled Installment is in default.

ANNUITY CROSS FUNDING PROGRAM

Subject to our prior approval, you may arrange to make your Scheduled Installments through a series of automatic monthly transfers from a funding annuity issued by us. You may not purchase any of the optional riders if you elect an Annuity Cross Funding Program. The funding annuity must be issued on the same date as the Contract Date of this contract. The Annuity Commencement Date must be same for both annuities. Under an Annuity Cross Funding Program, we will aggregate and treat both annuities as one annuity for Federal income tax purposes. You should consult a tax adviser before:

•	electing an Annuity Cross Funding Program; or

•	before changing the Annuity Commencement Date for the funding annuity once an Annuity Cross Funding program has commenced.

Currently, you may only allocate assets from a funding annuity to this contract as follows:

•	to the Subaccount in an amount not more than the Scheduled Installment amount; or

•	to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate assets from a funding annuity to the Guarantee Account without prior approval.

Grace Period.    The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be applied to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments.

Reinstatement.    We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you notices once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled Installment(s), or the missing portion thereof, within the earlier of:

(1)	one year of its Monthly Due Date; or

(2)	the Annuity Commencement Date.

You also must pay us any monthly billing fee associated with the defaulted Scheduled Installment, as well as interest on both at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the defaulted Scheduled Installment (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the date that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

(1)	to the missed portion of the Scheduled Installment;

(2)	to any rider Purchase Payments;

(3)	to any applicable monthly billing fees; and then

(4)	interest.

If more than one Scheduled Installment is in default, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, all monthly billing fees, and any interest you owe on the foregoing. To retain your right to Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment with any applicable monthly billing fee, and interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it.

Scheduled Purchase Payments.    When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date. If you do not use electronic fund transfers to make your Scheduled Purchase Payments, we charge a monthly fee of $10.00 for sending you monthly “bills” and manually processing the payments. This $10.00 fee is in addition to any required Scheduled Purchase Payment. The $10.00 fee is taken prior to investment in the Subaccount.

Flexible Purchase Payments and Immediate Installments.    You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will invest such payments in the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the “Purchase Payment” provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than or equal to 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to “fund” or generate a series of monthly Immediate Installments that we transfer to the Subaccount on the Monthly Due Dates to “pay” all or part of the Scheduled Installments. See the “Purchase Payment Allocation Table” later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders (described in the “Optional Riders” provision), Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly Installment must be of the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of Installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on Monthly Due Dates, a greater number of Installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to “buy down” the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or “buy down” depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of Installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the Installments. Your Immediate Installments reflect the fact that interest is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of Installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned on it, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 30 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without prior Home Office approval.

Allocation of Purchase Payments.    We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

                                                         Purchase Payment Allocation Table

Type of Payment	When Received	Where Allocated

Scheduled Purchase Payment or portion thereof	Monthly Due Date	Subaccount

Scheduled Purchase Payment or portion thereof	Before Monthly Due Date	Guarantee Account

Scheduled Purchase Payment or portion thereof	After Monthly Due Date	Subaccount for any past due Scheduled Installment, then Guarantee Account for remainder

Flexible Purchase Payment that is greater than 6 Scheduled Purchase Payments with instructions	On or After Contract Date	Immediate Installment Account

Flexible Purchase Payment that is greater than 6 Scheduled Purchase Payments without instructions	On or After Contract Date	Guarantee Account until instructions received, then transferred to Immediate Installment Account

Flexible Purchase Payment that is equal to or less than 6 Scheduled Purchase Payments	On or After Contract Date	Guarantee Account

Optional Riders.    To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary, (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to contracts issued through an approved annuity cross funding program. See the “Annuity Cross Funding Program” provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The riders are:

•	Disability Benefit Rider — This rider provides that, during the life of the covered Annuitant, if that covered Annuitant becomes totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period when we waive Scheduled Purchase Payments. (Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment.) We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

(1)	the contract anniversary on or next following the covered Annuitant’s 65th birthday;

(2)	the Annuity Commencement Date;

(3)	recovery from total disability; or

(4)	the covered Annuitant’s death.

Benefits take effect only after 90 days of continuous total disability. If the benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account.

•	Unemployment Benefit Rider — This rider provides that if that covered Annuitant becomes unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per 5-year period — the “benefit period”) will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. (Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.)

To receive this benefit:

(1)	the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

(2)	the rider must be in effect for one year; and

(3)	we must receive satisfactory proof of unemployment at our Home Office.

Satisfactory proof of unemployment consists of a letter from the appropriate state’s department responsible for administering unemployment benefits.

Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

(1)	the unemployment occurs within 30 days of the end of a benefit period; and

(2)	the full year of the benefit period has not been completed.

If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

(1)	the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

(2)	the period of unemployment continues through the date the rider has been in effect for one year.

Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

(1)	the contract anniversary on or next following the covered Annuitant’s 65th birthday;

(2)	the Annuity Commencement Date;

(3)	the contract surrender date;

(4)	the Monthly Due Date after we receive your request to end the rider;

(5)	the loss of state unemployment benefits; and

(6)	the covered Annuitant’s death.

If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your Guaranteed Minimum Income Payments in effect.

We will not credit the benefits provided by this rider if the unemployment is:

(1)	voluntary;

(2)	caused by a self-inflicted injury; or

(3)	the result of being in prison for a period exceeding 90 days.

The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

•

Joint Annuitant Life Rider — This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. (Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband’s death until the Annuity Commencement Date.) We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly

Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

Benefits under this rider will be covered from the date of the covered Annuitant’s death until the earlier of:

(1)	the contract anniversary on or next following the surviving Joint Annuitant’s 65th birthday; or

(2)	the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to investing in any account. The riders and your contract’s data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available in qualified plans, in all states, or in all markets.

VALUATION OF ACCUMULATION UNITS

Upon allocation or transfer to the Subaccount, we convert Scheduled Purchase Payments and Immediate Installments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payment allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10.00. On any Valuation Day, we determine your Subaccount Value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the

Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund of GE Investments Funds, Inc. from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any “ex-dividend” date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution. Also, we take into account a charge or credit for any taxes reserved which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund of GE Investments Funds, Inc. because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Surrenders and Partial Withdrawals

We will allow the surrender of the contract or a partial withdrawal of your Contract Value, subject to the conditions set forth below.

You may take a partial withdrawal or surrender at any time before the Annuity Commencement Date. Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal or surrender:

(1)	first from the Guarantee Account;

(2)	then from the Immediate Installment Account; and

(3)	finally from the Subaccount.

You will need to make Scheduled Purchase Payments when you otherwise would not have to, if you have made partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and surrenders may be subject to surrender and/or access charges and a Market Value Adjustment. See the “Charges and Other Deductions” provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See “The Death Benefit” provision in this prospectus.

In addition, you may be subject to an ordinary income tax and a 10% penalty tax, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal. A surrender or a partial withdrawal may also be subject to income tax withholding. See the “Federal Tax Matters” provision in this prospectus.

Telephone Withdrawals.    You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

•	requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

•	confirming the telephone transaction in writing to you or a third party you authorized; and/or

•	tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 1-800-352-9910.

Special Note on Reliability.    Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider’s or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 1 of this prospectus.

Repayment of Partial Withdrawals of Subaccount Value.    To remain eligible to receive Guaranteed Minimum Income Payments, you must repay the amount of any withdrawal received from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date. If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount plus interest. Therefore, the amount you repay includes:

•	the amount you receive from the Subaccount; plus

•	the amount of any premium taxes assessed on amounts withdrawn from the Subaccount; plus

•	interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the withdrawal is received.

Consult your tax advisor concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% penalty tax if you are younger than 59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax advisor prior to taking any partial withdrawals.

If you take multiple withdrawals, we will apply repayments to the most recent withdrawals first.

Withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking such withdrawals may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you will lose your right to receive the Guaranteed Minimum Income Payments.

Surrender Value.    The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the date we receive your request, less any applicable surrender charge, access charge, and premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the “Optional Payment Plans” provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the “Charges and Other Deductions” provision in this prospectus.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

•	processing applications for and issuing the contracts;

•	maintaining records;

•	monthly billing and electronic fund transfer transactions;

•	administering Income Payments;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	providing contract confirmations and periodic statements;

•	maintaining an internet service site; and

•	providing toll-free inquiry services.

The risks we assume include:

•	the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

•	the risk that the Death Benefit will be greater than the Surrender Value;

•	the risk that Annuitants will live longer than we assumed in calculating our guarantees (these guarantees are incorporated in the contract and cannot be changed); and

•	the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

SURRENDER CHARGES, ACCESS CHARGES, AND MARKET VALUE ADJUSTMENTS

We may assess a surrender charge (on amounts in the Subaccount and Guarantee Account) or an access charge (on amounts in the Immediate Installment Account) on partial withdrawals or surrenders of Contract Value. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal or surrender from the Immediate Installment Account.

Unless we receive other instructions, we will first withdraw amounts from:

(1)	the Guarantee Account; then

(2)	from the Immediate Installment Account; and lastly

(3)	from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

Surrender Charge for the Subaccount and the Guarantee Account.    The surrender charge for amounts withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

(1)	Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

(2)	the amount withdrawn.

The surrender charge percentage is as follows:

Contract Year in which Surrender or Partial Withdrawal is Made	Surrender Charge (as a percentage of the lesser of Scheduled Installments made to date and not previously withdrawn and the amount withdrawn)

1	9%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9 and after	1%

Examples:

Assuming:

•	you have made Purchase Payments of $18,000;
•	your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;
•	you have no value in the Immediate Installment Account; and
•	you request a withdrawal of $10,000 in Contract Year 5.

Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

Account	Beginning Contract Value	Amount Withdrawn	Remaining Contract Value	Surrender Charge	Net to You	Amount to Reinstate Guaranteed Minimum Income Payment (+ Interest)	Amount we add to the Subaccount	Account Value After Repayment*

Subaccount	$17,000	$7,000	$10,000	$(350)	$6,650	$6,650	$350	$17,000
						(+ interest)

Guarantee Account	$3,000	$3,000	$0	$(150)	$2,850	$ 0	$0	$0

Total	$20,000	$10,000	$10,000	$(500)	$9,500	$6,650	$350	$17,000
						(+ interest)

*  Assuming no growth in the Subaccount.

However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining Contract Value in the Guarantee Account is zero and in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

Access Charge and Market Value Adjustment for the Immediate Installment Account.    We apply a Market Value Adjustment when we determine the amount available as a Death Benefit, surrender, or partial withdrawal from the Immediate Installment Account. We will also deduct an access charge from your partial withdrawal or surrender, but not from the amount we pay as a Death Benefit.

We treat a partial withdrawal or surrender of Contract Value in the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

((1 + i) / (1 + j))n – 1

where:

n =	the number of months until the Immediate Installment for a particular Flexible Purchase Payment will be transferred to the Subaccount

i =	the original interest rate we used for the Immediate Installment when you made the Flexible Purchase Payment to the Immediate Installment Account

j =

the current interest rate we use for a new Flexible Purchase Payment of (m/12) years that we currently make available for the Immediate Installment Account ((m/12) is rounded up to a whole number of years)

m =	the number of months until the last Immediate Installment for that Flexible Purchase Payment will be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment plus the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

EXAMPLES:

EXAMPLE 1	Example of Withdrawal from Immediate Installment Account

Assuming:

•	At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

•	On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

•	Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

•	Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

•	You have no value in the Guarantee Account;

•	You have not previously withdrawn amounts from the Immediate Installment Account;

•	You request a withdrawal of $2000 at the end of year 2;

•	At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

•	At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 plus 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

Transfers for the initial Flexible Purchase Payment will be reduced by $12.90  ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment  will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

EXAMPLE 2	The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

The example assumes a Flexible Purchase Payment of $90,524 (without premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

Valuation Day	Beginning of Month Value (before Market Value Adjust- ment and transfer)	Immediate Installment Transfer Amount	Beginning of Month Value (before Market Value Adjustment and after transfer)	Level Monthly Interest Rate at Purchase	Current Level Monthly Interest Rate	Current Market Value Adjustment Amount	Immediate Installment Account Value	Access Charge Percentage	Surrender Value

Date of Purchase	$90,524	$1,000	$89,524	0.5%	0.5%	$0	$89,524	6%	$84,153

1 Month after Purchase	$89,971	$1,000	$88,971	0.5%	0.4167%	$4,093	$93,064	6%	$87,480

2 Months after Purchase	$89,416	$1,000	$88,416	0.5%	0.5833%	$(3,791)	$84,625	6%	$79,547

3 Months after Purchase	$88,858	$1,000	$87,858	0.5%	0.5%	$0	$87,858	6%	$82,587

EXAMPLE 3

The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

	Immediate Installment Future Value	Months Until Transfer	Level Monthly Interest Rate at Purchase	Present Value at Purchase Rate	Current Level Monthly Interest Rate	Current Market Value Adjustment Factor	Current Market Value Adjustment	Present Value of Immediate Installment

	$1,000	118	0.5%	$557.92	0.4167%	.10284	$56.86	$614.78

	$1,000	117	0.5%	$560.71	0.4167%	.10192	$56.64	$617.34

	$1,000	116	0.5%	$563.51	0.4167%	.10101	$56.40	$619.92

	...	...	0.5%	...	0.4167%	...	...	...

	...	...		...		...	...	...

		...		...		...	...	...

	$1,000	2	0.5%	$990.07	0.4167%	.00166	$1.64	$991.71

	$1,000	1	0.5%	$995.02	0.4167%	.00083	$.83	$995.85

	$1,000	0	0.5%	$1,000.00	0.4167%	0	$0	$1,000.00

TOTAL PRIOR TO TRANSFER	$119,000			$89,971.44			$4,093.06	$94,064.50

TOTAL AFTER TRANSFER	$118,000			$88,971.44			$4,093.06	$93,064.50

•	The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

Number of Years Remaining on Each Flexible Purchase Payment Until the Date Established for Installment Transfers to End	Access Charge (as a percentage of Immediate Installment Account Value withdrawn)

6 and more	6%
5 but less than 6	5%
4 but less than 5	4%
3 but less than 4	3%
2 but less than 3	2%
1 but less than 2	1%
0 but less than 1	1%

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

(1)	the amount of the partial withdrawal or surrender minus any access charge; minus

(2)	any applicable premium taxes.

Because we take the withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

(1 minus the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

Waiver of Surrender and Access Charges.    We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value to one of the following Optional Payment Plans:

(1)	Plan 1 (Life Income with Period Certain);

(2)	Plan 2 (Income for a Fixed Period of 10 or more years); or

(3)	Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan.

See the “Optional Payment Plans” provision in this prospectus.

ASSET CHARGE

We deduct from the Subaccount an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

MONTHLY BILLING FEE

If you do not make your Scheduled Purchase Payment by means of an Electronic Fund Transfer payment, we will charge a $10 billing fee each month. We will add the monthly billing fee to the amount of your Scheduled Purchase Payment, and deduct the charge from your payment before we apply that Scheduled Purchase Payment.

DEDUCTIONS FOR TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, annuity payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of your state. The premium tax generally ranges from 0.0% to 3.5%.

PURCHASE PAYMENTS FOR THE OPTIONAL RIDERS

The cost of the optional riders varies based on the Annuitant’s age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with your Scheduled Purchase Payments. (See the “Fee Table” for the range of charges for the Optional Riders.)

OTHER CHARGES AND DEDUCTIONS

The Total Return Fund of GE Investments Funds, Inc. incurs certain fees and expenses. To pay for these charges, the Total Return Fund of GE Investments Funds, Inc. makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund of GE Investments Funds, Inc.

We also assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment and a $10 monthly billing fee from the date of the partial withdrawal to the date of repayment for any Scheduled Installments withdrawn from the Subaccount. See “The Contract” and the “Surrenders and Partial Withdrawals” provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the “Sales of the Contract” provision in this prospectus.

The Death Benefit

DEATH BENEFIT UPON DEATH OF AN OWNER BEFORE THE ANNUITY COMMENCEMENT DATE

If any Owner, other than a spousal Joint Owner (or Annuitant other than a spousal Joint Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary, as listed in the “Required Distributions” provision below. The amount of proceeds available is the Death Benefit.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death), we will process the Death Benefit in accordance with your and/or your Designated Beneficiary’s instructions, subject to distribution rules and termination of contract provisions described elsewhere.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in one lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the “Optional Payment Plans” provision in this prospectus.

DEATH BENEFIT AMOUNT	The Death Benefit equals the greater of:
•	the sum of Purchase Payments received (excluding payments made for any available optional riders) minus partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

•	the Contract Value (including any Market Value Adjustment) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

REQUIRED DISTRIBUTIONS	In certain circumstances, federal tax law requires that distributions be made under the contract upon the first death of:

•	an Owner or Joint Owner; or

•	the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

(1)	Owner or Joint Owner;

(2)	Primary Beneficiary;

(3)	Contingent Beneficiary; or

(4)	Owner’s estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the “Distribution Rules” provision below.

DISTRIBUTION RULES

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

•	Spouses — If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

•	Non-Spouses — If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

(1)	receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

(2)	receive the Death Benefit at any time during the five year period following the date of death. See the “Requesting Payments” provision in this prospectus;

(3)	apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or 2. The first Income Payment must be made no later than one year after the date of death. Also, the Income Payment period must be either the lifetime of the Designated Beneficiary or for a period not exceeding the Designated Beneficiary’s life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (Option 2 above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse’s death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary’s estate.

Under payment choices (1) and (2), the contract will terminate when we pay the Death Benefit. Under payment choice (3), this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from (1) above to purchase a new contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and Annuity Commencement Date. Missed Scheduled Installments will still be due.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If any Annuitant dies after the Annuity Commencement Date, Monthly Income Payments will be made as stated in the section discussing monthly income benefits. See the “Benefits at Annuity Commencement Date” provision in this prospectus.

Benefits at Annuity Commencement Date

You must select an Annuity Commencement Date on your application. This date cannot be any later than the contract anniversary following the younger Annuitant’s 90th birthday. You cannot change the Annuity Commencement Date once we issue the contract.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date, we will pay you or your designated payee the Monthly Income Payments described below beginning on that date. As provided in your contract, we may adjust the Annuitant(s)’ age(s) used to determine the first Annual Variable Income Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life annuity payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a certain period we will use a life annuity payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND Monthly Income Payments were being made under a life annuity payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if Monthly Income Payments are being paid under a life annuity payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of Monthly Income Payments, payments will continue to be made to the Annuitant’s named Beneficiary(ies) for a period of 10 more years.

We determine your Monthly Income Payments based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

•	the amount of your Annuity Commencement Value; and

•	the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

(1)	dividing the Annuity Commencement Value (less any applicable premium tax) being applied by $1,000; and

(2)	multiplying the result by the applicable annuity purchase rate.

This amount is “applied” to “acquire” Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date (or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund of GE Investments Funds, Inc. does not value its shares). The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period (or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund of GE Investments Funds, Inc. does not value its shares) by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

(a)	equals the Annuity Unit value for the preceding Valuation Period; and

(b)	equals (i) x (ii) where:

(i)	is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

(ii)	is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

Guaranteed Minimum Income Payments

IF THE GUARANTEED MINIMUM INCOME PAYMENT IS IN EFFECT

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount plus interest), your Monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

You may elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you intend to receive a lump sum on or before the Annuity Commencement Date, this contract may not be suitable for your needs. Please consult your advisor as to the suitability of this contract. We offer other contracts with various fees and charges that may be more appropriate for you if you intend to receive your Contract Value on the Annuity Commencement Date.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the “Benefits at Annuity Commencement Date” provision. If the initial Monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial Monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

(a)	is zero (0); and

(b)	is 12 times the Guaranteed Minimum Income Payment minus 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the Monthly Income Payments for that Annuity Year.

For Monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

(a)	is the subsequent Calculated Level Monthly Income Benefit minus 1/12 of any value in the Adjustment Account as of the date of the last Monthly Income Payment; and

(b)	is the Guaranteed Minimum Income Payment.

For subsequent Monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

(a)	is zero (0); and

(b)	is the value of the Adjustment Account as of the date that we determined the last Monthly Income Payment, plus 12 times the actual subsequent Monthly Income Payment, minus 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount’s gain until you have paid back the Adjustment Account.

IF THE GUARANTEED MINIMUM INCOME PAYMENT IS NOT IN EFFECT

If the Guaranteed Minimum Income Payment is not in effect you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the “Benefits at Annuity Commencement Date” provision. There will be no Adjustment Account established.

Optional Payment Plans

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. If you surrender the contract and select Plan 1, Plan 2 (with a certain period of 10 or more years), or Plan 5, then the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax (i.e., the Surrender Value with the surrender and access charge added back in).

The amount we apply to calculate Income Payments is net of premium tax. During the Annuitant’s life, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. If the Designated Beneficiary is the surviving spouse of the deceased person and a Joint Annuitant, no Death Benefit is payable and the contract will continue with the surviving spouse as sole Owner and Annuitant. See “The Death Benefit” provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the “Death Benefit” provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

Fixed Income Payments.    We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner’s death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Variable Income Payments.    We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any Owner’s death or a surrender. We will calculate your variable Income Payments in the manner described above under the “Benefits at Annuity Commencement Date” provision of this prospectus.

Optional Payment Plans.    The contract provides five Optional Payment Plans, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 are also available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

Plan 1 — Life Income with Period Certain.    This option guarantees annual payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

Plan 2 — Income for a Fixed Period.    This option guarantees annual payments for a fixed period not longer than 30 years. Payments will be made according to the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

Plan 3 — Income of a Definite Amount.    This option provides annual payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

Plan 4 — Interest Income.    This option provides for annual payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

Plan 5 — Joint Life and Survivor Income.    This option provides for us to make annual payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax Deferral on Earnings.    The Federal income tax law does not tax any increase in an Owner’s Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply. Such requirements include that:

•	an individual must own the contract (or the tax law must treat the contract as owned by an individual);

•	the investments of the Variable Account must be “adequately diversified” in accordance with regulations of the Internal Revenue Service (“IRS”); and

•	the contract’s Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.

Contracts Not Owned by an Individual — No Tax Deferral and Loss of Interest Deduction.    As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value over the annual Purchase Payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxable on the contract’s earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else’s ownership of a contract, should consult a tax advisor.

Investments in the Variable Account Must be Diversified.    For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as the Variable Account must be “adequately diversified.” The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of the Total Return Fund of GE Investments Funds, Inc. (we only indirectly control such investments through an affiliated company), we expect that the Total Return Fund of GE Investments Funds, Inc. will comply with IRS regulations so that the Variable Account will be considered “adequately diversified.”

Age at which Annuity Payouts Must Begin.    Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract’s Purchase Payments paid and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

Taxation of Cross Funded Annuity Contracts.    You may authorize partial withdrawals from a Cross Funded Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transaction to the IRS on the basis that:

(1)	this annuity and the Cross Funded Annuity will be aggregated and treated as a single annuity contract for tax purposes;

(2)	amounts transferred from the Cross Funded Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

(3)	if amounts are distributed from either this annuity or the Cross Funded Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Cross Funded Annuity; and

(4)	distributions from this annuity and the Cross Funded Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution will be treated as a non-taxable return of the aggregate investment in this annuity and the Cross Funded Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Cross Funded Annuity has been recovered. After that, all distributions from this annuity and the Cross Funded Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Cross Funded Annuity is changed so that this annuity and the Cross Funded Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

No Guarantees Regarding Tax Treatment.    We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial Withdrawals and Surrenders.    A partial withdrawal occurs when you receive less than the total amount of the contract’s Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent of the gain in your contract, i.e., the excess of your Contract Value before the partial withdrawal over your “investment in the contract.” (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the contract’s Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your “investment in the contract.”

Your “investment in the contract” generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income. In applying the above rules, it is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract or to benefits under the Disability Benefit Rider Option.

Assignments and Pledges.    The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

Gifting a Contract.    If you transfer ownership of your contract — without receiving full and adequate consideration — to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your “investment in the contract” (as defined above). In such a case, the new owner’s “investment in the contract” will be increased to reflect the amount included in your income.

Taxation of Annuity Payouts.    The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your “investment in the contract.” We will notify you annually of the taxable amount of your annuity payout.

Pursuant to the Code, you will pay tax on the full amount of your annuity payouts once you have recovered the total amount of the “investment in the contract.” If annuity payouts cease because of the death of the Annuitant(s) and before the total amount of the “investment in the contract” has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The Owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age, such as age 80 or older.

Taxation of Death Benefits.    We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract’s Annuity Commencement Date.

•	Before the Contract’s Annuity Commencement Date. The Death Benefit is taxed in the same manner as annuity payouts, if the Death Benefit is received under an annuity payout option.

If not received under an annuity payout option, Death Benefits are taxed in the same manner as a withdrawal.

•	After the Contract’s Annuity Commencement Date. The Death Benefit is excludable from income to the extent that it does not exceed the unrecovered “investment in the contract, provided the Death Benefit is received in accordance with the existing annuity payment option.” All annuity payouts in excess of the unrecovered “investment in the contract” are includible in income.

The tax law imposes tax on Death Benefits received in a lump sum to the extent that they exceed the unrecovered “investment in the contract” at the time of payment.

Penalty Taxes Payable on Partial Withdrawals, Surrenders, or Annuity Payouts.     The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrenders or annuity payouts that:

•	you receive on or after you reach age 59 1/2;

•	you receive because you became disabled (as defined in the tax law);

•	you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

•	are received on or after the death of the Owner.

Special Rules if You Own More Than One Contract.    In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example:

•	if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

•	if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

•	the amount of a surrender, a partial withdrawal or an annuity payout that you must include in income; and

•	the amount that might be subject to a penalty tax.

Tax Treatment of Rider Benefits.    The contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in annuity payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits received under the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. We believe that benefits from this rider should be taxable upon the Annuity Commencement Date, but it is possible that amounts could be subject to tax earlier. The investment in the contract generally would be increased by any amount that is taxable.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will tax report that portion of any benefit payment which we believe is subject to tax with respect to all the rider benefits.

Section 1035 Exchanges.    Under section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon death of a non-spousal Joint Owner, the Contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called “Qualified Contracts.” We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax benefits. Please consult a tax advisor for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

The Federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax advisor.

Types of Qualified Contracts.    Some of the different types of Qualified Contracts include:

•	Individual Retirement Accounts and Annuities (“Traditional IRAs”);

•	Roth IRAs;

•	Simplified Employee Pensions (“SEPs”);

•	Savings Incentive Matched Plan for Employees (“SIMPLE plans” including “SIMPLE IRAs”);

•	Public school system and tax-exempt organization annuity plans (“403(b) plans”);

•	Qualified corporate employee pension and profit-sharing plans (“401(a) plans”), including “401(k) plans” and qualified annuity plans (“403(a) plans”);

•	Self-employed individual plans (“H.R. 10 plans” or “Keogh Plans”); and

•	Deferred compensation plans of state and local governments and tax-exempt organizations (“457 plans”).

Terms of Qualified Plans and Qualified Contracts.    The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer-Qualified Plans.    Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended (“ERISA”). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries prohibited transactions; and withholding, reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant’s beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract’s terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Minimum Income Payments.    Distributions from Qualified Contracts generally must satisfy certain required “minimum distribution rules.” It is unclear whether variable annuity payments subject to the contract’s Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification.

Treatment of Qualified Contracts Compared with Non-Qualified Contracts.    Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

•	the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

•	the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

•	the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant’s compensation.

Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the Owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these “minimum distribution rules” generally do not apply to a Roth IRA.

Amounts Received Under Qualified Contracts.    Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create “investment in the contract.” Thus, under many Qualified Contracts there will be no “investment in the contract” and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA after 2002 if certain conditions are satisfied. Additional Federal taxes may be payable in connection with a Qualified Contract. For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal Penalty Taxes Payable on Distributions.    The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

•	received on or after the Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law);

•	received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

•	received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Moving Money from One Qualified Contract or Qualified Plan to Another.
Rollovers and Transfers:    In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan.

Direct Rollovers.    The direct rollover rules apply to certain payments (called “eligible rollover distributions”) from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans, governmental section 457(b) plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or other section 457 plans.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a withdrawal, surrender, or annuity payout, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within seven days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within seven days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a withdrawal or surrender for up to six months from the date we receive your payment request.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

(1)	to your Designated Beneficiary directly in the form of a check; or

(2)	by establishing an interest bearing account for the Designated Beneficiary called the “GE Secure Access Account” in the amount of the Death Benefit proceeds payable.

When establishing the GE Secure Access Account we will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the Designated Beneficiary with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

We may delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

(1)	the disposal or valuation of the Subaccount is not reasonably practicable because:

•	the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account’s assets is not reasonably practicable);

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;

•	trading is restricted by the SEC; or

(2)	the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Sales of the Contract

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the contracts. Pursuant to this agreement, CBC serves as principal underwriter for the contracts, offering them on a continuous basis. CBC is located at 201 Merrit 7, Norwalk, Connecticut 06856.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc (“NASD”).

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 15% of your first year Scheduled Purchase Payments and 6% of your Flexible Purchase Payments. We may, on occasion, pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first Contract Year.

The amount of commissions we pay may vary based on the optional benefits an Owner may elect when he or she purchases the contract. We may offer a range of initial commission and trail commission options (which will take into account, among other things, the length of time Purchase Payments have been held under the contract, Contract Values, and elected features and benefits).

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and investment expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to the Variable Account.

Additional Information

OWNER QUESTIONS	The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE	Within the 15-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to our Home Office at:

GE Life and Annuity Assurance Company

Annuity New Business

6610 W. Broad Street

Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received plus any adjustments required by applicable law or regulation on the date we receive the contract, but without reduction for any surrender charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 15 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund of GE Investments Funds, Inc., as required by the 1940 Act. In addition, when you make Purchase Payments or withdrawals, you will receive a written confirmation of these transactions.

OTHER INFORMATION	We have filed a Registration Statement with the SEC, under the 1933 Act, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Variable Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov.

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on us, cannot be determined at this time, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, we were named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from us and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied our motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome of the McBride litigation cannot be determined at this time. The complaint seeks monetary compensation for premium amounts paid to us allegedly in excess of contractual obligations, other unspecified compensatory damages, punitive damages, a declaration that we cannot collect premiums from contractholders in excess of alleged contractual obligations and equitable rescission rights.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

FINANCIAL INFORMATION	[FINANCIAL INFORMATION TO BE INCLUDED BY AMENDMENT.]

Appendix

STANDARDIZED PERFORMANCE DATA

We may advertise the historical total returns for the Subaccount according to standards established by the SEC and the NASD. These standards are discussed in further detail in the Statement of Additional Information, which may be obtained free of charge by contacting our Home Office. The total return for the Subaccount assumes that an investment has been held in the Subaccount for various periods of time including a period measured from the date on which the Total Return Fund for GE Investments Funds, Inc. was first available in the Variable Account. When available, we will provide the total return for the periods of one, five and ten years, adjusted to reflect current contract charges, as well as charges for the Total Return Fund of GE Investments Funds, Inc. The charges for the Total Return Fund of GE Investments Funds, Inc. was provided by the Portfolio and not independently verified by us.

The total return quotations represent the average annual compounded rates of return that an initial investment of $1,000 in the Subaccount would equal as of the last day of each period.

The table below demonstrates the standardized average annual total returns of the Subaccount for periods from the date on which the Total Return Fund of the GE Investments Funds, Inc. was first available in the Variable Account to December 31, 2002. The method of calculation used is described in the Statement of Additional Information.

Although the contract did not exist during all of the periods shown in the table, the returns have been adjusted to reflect current charges imposed under the contract. The total returns shown reflect the deduction of applicable fees and charges assessed under the contract, including fees for the Total Return Fund of GE Investments Funds, Inc. Expenses include:

•	Variable Account expenses of 1.50% (taken daily, equal to an annual rate of your daily net assets in the Variable Account)
•	$196.80 for all the available rider options
•	A $10.00 billing fee
•	Deductions for premiums taxes are NOT reflected, but may apply

In addition, we assume that you make a complete surrender of the contract at the end of the period, therefore, we deduct the surrender charge. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 1

Standardized Total Returns

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	From the Adoption in Variable Account to 12/31/02	Date of Adoption in Variable Account*

Total Return Fund of GE Investments Funds, Inc.	- 35.52%	- 2.93%	4.94%	6.48%	05/02/88

*	Date on which the Total Return Fund of GE Investments Funds, Inc. was first available in the Variable Account. As the Variable Account is also used for other variable annuities offered by the Company, this date may be different from the date the Total Return Fund of GE Investments Funds, Inc. was first available in this product.

NON-STANDARDIZED PERFORMANCE DATA

In addition to the standardized data, we may also show similar performance data for other periods.

We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the Subaccount. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or income payments, not including repayments on amounts withdrawn.

All non-standardized performance data will be advertised only if we also disclose the standardized performance data as described in the previous section.

We may disclose historic performance data for the Total Return Fund of GE Investments Funds, Inc. since its inception, reduced by some or all of the fees and charges under the contract. Such non-standardized performance includes data that precedes the data on which the Total Return Fund of GE Investments Funds, Inc. was available in the Variable Account. This data is designed to show the performance that would have resulted if the contract had been in existence during that time, based on the Total Return Fund of GE Investments Funds, Inc.’s performance. This data assumes that the Subaccount available in the contract was in existence for the same time period as the Total Return Fund of GE Investments Funds, Inc., with the charges equal to those currently assessed in the contract, including charges for the Total Return Fund of GE Investments Funds, Inc.

The table below reflects the non-standardized average annual total returns for the Total Return Fund of GE Investments Funds, Inc. for the time it was declared effective by the SEC until December 31, 2002 for one, five and ten year periods. The method of calculation used is described in the Statement of Additional Information.

The total returns of the Total Return Fund of GE Investments Funds, Inc. have been reduced by the Variable Account charges, as if the contract had been in existence since the inception of the Total Return Fund of GE Investments Funds, Inc. Expenses include:

•	Variable Account expenses of 1.50% (taken daily, equal to an annual rate of your daily net assets in the Variable Account)
•	Deductions for premiums taxes are NOT reflected, but may apply

In addition, we assume that you make a complete surrender of the contract at the end of the period, therefore, we deduct the surrender charge. The $10 billing fee or charges for the optional riders are not reflected in the calculations. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Table 2

Non-Standardized Performance Data

	For the 1-year period ended 12/31/02	For the 5-year period ended 12/31/02	For the 10-year period ended 12/31/02	From inception to period ended 12/31/02	Portfolio inception date*

Total Return Fund of GE Investments Funds, Inc.	-18.71%	1.67%	7.40%	8.20%	07/01/85

*	Date on which the Total Return Fund of GE Investments Funds, Inc. was declared effective by the SEC. This date may be different from the date the Total Return Fund of GE Investments Funds, Inc. was first available in the Variable Account.

Statement of Additional Information

Page
The Contracts
Net Investment Factor
Termination of Participation Agreement
Calculation of Performance Data
The Subaccount
Performance Data
Federal Tax Matters
Taxation of the Company
IRS Required Distributions
General Provisions
Using the Contract as Collateral
The Beneficiary
Non-Participating
Misstatement of Age or Gender
Incontestability
Statement of Values
Written Notice
Distribution of the Contract
Legal Developments Regarding Employment-Related Benefit Plans
Experts
Financial Statements

GE Life and Annuity Assurance Company

6610 West Broad Street

Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling (800) 352-9910.

GE Life and Annuity Assurance Company

Annuity New Business

6610 W. Broad Street

Richmond, VA 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name

Address Street

City State Zip

Signature of Requestor Date

Statement of Additional Information For The

Scheduled Purchase Payment Variable Deferred Annuity Contract

Form P1161 3/01

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account 4

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Scheduled Purchase Payment Variable Deferred Annuity Contract issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account 4. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contract are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative.

The date of this Statement of Additional Information is May 1, 2003.

THIS STATEMENT OF ADDITIONAL INFORMATION IS  NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION  WITH THE PROSPPECTUSES FOR THE CONTRACT AND THE TOTAL RETURN FUND OF  GE INVESTMENTS FUNDS, INC.

Statement of Additional Information

The Contracts
Net Investment Factor

Termination of Participation Agreement

Calculation of Performance Data
The Subaccount
Other Performance Data

Federal Tax Matters
Taxation of the Company
IRS Required Distributions

General Provisions
Using the Contract as Collateral
The Beneficiary
Non-Participating
Misstatement of Age or Gender
Incontestability
Statement of Values
Written Notice

Distribution of the Contract

Legal Developments Regarding Employment-Related Benefit Plans

Experts

Financial Statements

THE CONTRACTS

NET INVESTMENT FACTOR

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) minus (c) where:

(a)	is the result of:

(1)	the value of the assets of the Subaccount at the end of the preceding Valuation Period; plus

(2)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4)	any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

(b)	is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

(c)	is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount’s assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENT

The participation agreement pursuant to which the Total Return Fund of GE Investments Funds, Inc. sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated

The participation agreement with GE Investments Funds, Inc. may be terminated at the option of any party upon six months written notice to the other, unless a shorter time is agreed upon by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

THE SUBACCOUNT

Total Return.    Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the portfolio adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund of GE Investments Funds, Inc. (after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), and the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account, $196.80 for all the available rider options and a $10 billing fee).

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)1/N – 1

where:

TR	=	the average annual total return for the period.

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

P	=	a hypothetical single investment of $1,000.

N	=	the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund of GE Investments Funds, Inc. has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

OTHER PERFORMANCE DATA	We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) – 1

where:

CTR	=	the cumulative total return for the period.

ERV	=	the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

P	=	a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

FEDERAL TAX MATTERS

TAXATION OF THE COMPANY

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the “Federal Tax Matters” section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS REQUIRED DISTRIBUTIONS	In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that:

(a)	if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

(1)	within five years after the date of that Owner’s death; or

(2)	as income payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary.

The “designated beneficiary” generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the “designated beneficiary” is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse’s death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Contracts issued as Qualified Contracts.

GENERAL PROVISIONS

USING THE CONTRACTS AS COLLATERAL

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

THE BENEFICIARY

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

NON-PARTICIPATING	The contract is non-participating. No dividends are payable.

MISSTATEMENT OF AGE OR GENDER	If an Annuitant’s age or gender is misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY	We will not contest the contract except as provided in any rider.

STATEMENT OF VALUES

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

WRITTEN NOTICE	Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant’s full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

DISTRIBUTION OF THE CONTRACTS

The contracts which are offered continuously, are distributed by Capital Brokerage Corporation, 201 Merritt 7, Norwalk, CT 06856, an affiliate of the Company. During the fiscal years ended December 31, 2002, 2001 and 2000, no underwriting commissions have been paid by the Company to Capital Brokerage Corporation. Although the Company and Capital Brokerage Corporation do not anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, the Company is licensed to do business in the District of Columbia and all states, except New York.

EXPERTS	[To be filed by Amendment.]

FINANCIAL STATEMENTS	[To be filed by Amendment.]

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements

[To be filed by Amendment.]

(b)  Exhibits

(1	)(a)

Resolution of Board of Directors of The Life Insurance Company of Virginia authorizing the establishment of the Variable Account. Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1	)(a)(i)

Resolution of Board of Directors of GE Life and Annuity Assurance Company authorizing the change in name of Life of Virginia Separate Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1	)(b)

Resolution of Board of Directors of GE Life and Annuity Assurance Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total Return Fund of GE Investments Funds, Inc. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(2)		Not applicable.

(3	)(a)

Underwriting Agreement dated December 1, 2001 between GE Life and Annuity Assurance Company and Capital Brokerage Corporation. Previously filed on December 13, 2001 with Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance Company, Registration No. 333-69620.

(3	)(b)	Dealer Sales Agreement. Previously filed on December 13, 2001 with Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance Company, Registration No. 333-69620.

(4	)(a)(i)	Contract Form P1161 3/01. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(4	)(b)(i)

Waiver of Scheduled Purchase Payments Upon Disability Rider P5163 3/01. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(4	)(b)(ii)

Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164 3/01. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(4	)(b)(iii)

Waiver of Schedule Purchase Payments Joint Annuity Life Rider P5165 3/01. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(4	)(b)(iv)	Guaranteed Minimum income Payment Endorsement P5168 3/01. Previously filed on October 31, 2001 with initial filing to Form S-6 for GE Life & Annuity Separate Account II, Registration No. 333-72572.

(4	)(b)(v)	Joint Annuitant Endorsement P5219 1/03 filed herewith.

(4	)(v)(vi)	Annuity Commencement Date Endorsement P5220 1/03 filed herewith.

(4	)(b)(vii)	Vested Guaranteed Minimum Income Payment Endorsement P5225 1/03 filed herewith.

(4	)(b)(viii)	Vested Guaranteed Minimum Income Payment Endorsement P5226 1/03 filed herewith.

(4	)(b)(ix)	Funding Annuity Endorsement P5230 1/03 filed herewith.

(5)

Variable Annuity Application Form 18087 8/2001. Previously filed on January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5	)(a)	Form of Additional Payment Allocation Request. Previously filed on January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5	)(b)

Variable Annuity Application — Additional Riders Form 18087RDR 8/2001. Previously filed on January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(6	)(a)

Amended and Restated Articles of Incorporation of GE Life and Annuity Assurance Company. Previously filed on September 1, 2000 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(6	)(b)

Amended and Restated By-laws of GE Life and Annuity Assurance Company dated May 1, 2000. Previously filed on September 1, 2000 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-31172.

(7)		Not applicable.

(8	)(a)(i)

Participation Agreement between GE Investments Funds, Inc. and The Life Insurance Company of Virginia. Previously filed on December 18, 1998 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-62695.

(8	)(a)(ii)

Amendment to Participation Agreement between GE Investments Funds, Inc. and GE Life and Annuity Assurance Company. Previously filed on April 30, 1999 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(8	)(a)(iii)

Amendment to Participation Agreement between GE Investments Funds, Inc., and GE Life and Annuity Assurance Company. Previously filed on June 2, 2000 with Pre-Effective Amendment No. 1 to Form N-4 for GE Life and Annuity Separate Account 4, Registration No. 333-31172.

(9)		Opinion and Consent of Counsel Filed Herewith.

(10)		Consent of Independent Auditor to be filed by amendment.

(11)		Not applicable.

(12)		Not applicable.

(13)

Schedule showing computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14)		Power of Attorney dated January 14, 2003. Filed herewith.

Item 25.    Directors and Officers of GE Life and Annuity Assurance Company

Pamela S. Schutz	Director, President and Chief Executive Officer

Paul Haley	Director, Senior Vice President and Chief Actuary

Leon E. Roday(2)	Director and Senior Vice President

Elliot A. Rosenthal	Director and Senior Vice President

Geoffrey S. Stiff	Director and Senior Vice President

Thomas M. Stinson(1)	Director and Senior Vice President

Thomas E. Duffy	Senior Vice President, General Counsel and Secretary

Kelly L. Groh	Senior Vice President and Chief Financial Officer

John E. Karaffa	Vice President and Controller

Gary T. Prizzia(2)	Treasurer

The principal business address for those listed above is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

(1)	The principal business address is GE Financial Assurance, 1650 Los Gamos Drive, San Rafael, California 94093
(2)	The principal business address is GE Financial Assurance Holdings, Inc., 6620 W. Broad Street, Richmond, Virginia 23230

Item 26.    Persons Controlled by or Under Common Control With the Depositor or Registrant

Organizational Chart

General Electric Company
Other Subsidiaries
(100%)
General Electric Capital Services, Inc.
(100%)
General Electric Capital Corporation
(100%)
GE Financial Assurance Holdings, Inc.
(100%)
GNA Corporation
(100%)
General Electric Capital Assurance Company
(85.2%)
Federal Home Life Insurance Company
Phoenix Life Insurance Company, Inc.
(11.7%)
(3.1%)
GE Life and Annuity Assurance Company

Item 27.    Number of Contractowners

As of February 6, 2003 there were 2,698 contract owners.

Item 28.    Indemnification

Section 13.1-698 and 13.1-702 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 5 of the By-Laws of GE Life and Annuity Assurance Company further provides that:

(a)  The Corporation shall indemnify each director, officer and employee of this Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgements [sic], fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal action, had no cause to believe his conduct unlawful. The termination of any action, suit or proceeding by judgement [sic], order, settlement, conviction, or upon a plea of nolo contendere, shall not of itself create a presumption that the person did not act in good faith, or in a manner opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, believed his conduct unlawful.

(b)  The Corporation shall indemnify each director, officer or employee of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement [sic] in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c)  Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Corporation.

(d)  Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subsection (c) upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount to the Corporation unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

(e)  The Corporation shall have the power to make any other or further indemnity to any person referred to in this section except an indemnity against gross negligence or willful misconduct.

(f)  Every reference herein to director, officer or employee shall include every director, officer or employee, or former director, officer or employee of the Corporation and its subsidiaries and shall enure to the benefit of the heirs, executors and administrators of such person.

(g)  The foregoing rights and indemnification shall not be exclusive of any other rights and indemnification to which the directors, officers and employees of the Corporation may be entitled according to law.

* * *

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  Capital Brokerage Corporation is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through GE Life & Annuity Separate Accounts I, II, III, 4, 5 and 6.

(b)

Name	Address	Positions and Offices with Underwriter
Adam T. Rochlin	201 Merrit 7 Norwalk, CT 06856	President and Chief Executive Officer
Victor C. Moses	601 Union St., Ste. 1300 Seattle, WA 98101	Senior Vice President
Geoffrey S. Stiff	6610 W. Broad St. Richmond, VA 23230	Senior Vice President
Ward E. Bobitz	6620 W. Broad St. Richmond, VA 23230	Vice President & Assistant Secretary
Robert T. Methven	200 N. Martingale Road Schaumburg, IL 60173	Senior Vice President

Name	Address	Positions and Offices with Underwriter
William E. Daner, Jr.	6610 W. Broad St. Richmond, VA 23230	Vice President, Counsel & Secretary
Richard G. Fucci	6604 W. Broad St. Richmond, VA 23230	Vice President
Gary T. Prizzia	6620 W. Broad Street Richmond, VA 23230	Treasurer
Edward J. Wiles, Jr.	201 Merrit 7 Norwalk, CT 06856	Senior Vice President, Chief Compliance Officer
Kelly L. Groh	6610 W. Broad Street Richmond, Virginia 23230	Chief Financial Officer
Richard P. McKenney	6620 W. Broad St. Richmond, VA 23230	Senior Vice President
Susan M. Mann	6610 W. Broad St. Richmond, VA 23230	Controller

Item 30.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Life and Annuity Assurance Company at its Home Office.

Item 31.    Management Services

Not applicable.

Item 32.    Undertakings

(a)  Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request to GE Life and Annuity Assurance Company at the address or phone number listed in the prospectus.

STATEMENT PURSUANT TO RULE 6c-7

GE Life and Annuity Assurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, GE Life and Annuity Assurance Company and the Variable Account rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

SECTION 403(b) REPRESENTATIONS

GE Life and Annuity Assurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SECTION 26(f)(2)(A) REPRESENTATION

GE Life and Annuity Assurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Life and Annuity Assurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and State of Virginia, on the 18th day of February, 2003.

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

(Registrant)

/s/    HEATHER HARKER

By:

Heather Harker

Vice President, Associate General Counsel  and Assistant Secretary

GE Life and Annuity Assurance Company

GE LIFE AND ANNUITY ASSURANCE COMPANY

(Depositor)

/s/    HEATHER HARKER

By:

Heather Harker

Vice President, Associate General Counsel  and Assistant Secretary

GE Life and Annuity Assurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pamela S. Schutz	Director, President and Chief Executive Officer	February 18, 2003

* Paul A. Haley	Director, Senior Vice President and Chief Actuary	February 18, 2003

* Leon E. Roday	Director and Senior Vice President	February 18, 2003

* Elliot A. Rosenthal	Director and Senior Vice President	February 18, 2003

* Geoffrey S. Stiff	Director and Senior Vice President	February 18, 2003

* Thomas M. Stinson	Director, Senior Vice President	February 18, 2003

* Kelly L. Groh	Senior Vice President and Chief Financial Officer	February 18, 2003

Signature	Title	Date

* John E. Karaffa	Vice President and Controller	February 18, 2003

/s/ HEATHER C. HARKER Heather C. Harker	Vice President, Associate General Counsel and Assistant Secretary	February 18, 2003

*By: /s/ HEATHER C. HARKER Heather C. Harker	, pursuant to Power of Attorney executed on January 14, 2003.	February 18, 2003